POWER OF ATTORNEY

     KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Christine Manna, Anthony Pace and Richard De Sanctis, and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, in any and all capacities, the Registration Statement on Form N-1A, and any Registration Statement on Form N-14, and any and all amendments thereto (including pre-effective amendments) filed by Delafield Fund, Inc. (the "Fund") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all instruments which such attorney and agent deems necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.

                                                        /s/ J. Dennis Delafield
                                                            J. Dennis Delafield

                                POWER OF ATTORNEY

            KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Christine Manna, Anthony Pace and Richard De Sanctis, and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, in any and all capacities, the Registration Statement on Form N-1A, and any Registration Statement on Form N-14, and any and all amendments thereto (including pre-effective amendments) filed by California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Income Fund, Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, New Jersey Daily Municipal Income Fund, Inc., Pax World Money Market Fund, Inc. and Short Term Income Fund, Inc. (the "Funds") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all instruments which such attorney and agent deems necessary or advisable to enable the Funds to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.



                                                           /s/ Robert Straniere
                                                           Robert Straniere

                                POWER OF ATTORNEY

            KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Christine Manna, Anthony Pace and Richard De Sanctis, and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, in any and all capacities, the Registration Statement on Form N-1A, and any Registration Statement on Form N-14, and any and all amendments thereto (including pre-effective amendments) filed by California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Income Fund, Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, New Jersey Daily Municipal Income Fund, Inc., Pax World Money Market Fund, Inc. and Short Term Income Fund, Inc. (the "Funds") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all instruments which such attorney and agent deems necessary or advisable to enable the Funds to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.



                                                      /s/ Dr. W. Giles Mellon
                                                       Dr. W. Giles Mellon

                                POWER OF ATTORNEY

            KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Christine Manna, Anthony Pace and Richard De Sanctis, and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, in any and all capacities, the Registration Statement on Form N-1A, and any Registration Statement on Form N-14, and any and all amendments thereto (including pre-effective amendments) filed by California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Income Fund, Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, New Jersey Daily Municipal Income Fund, Inc., Pax World Money Market Fund, Inc. and Short Term Income Fund, Inc. (the "Funds") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all instruments which such attorney and agent deems necessary or advisable to enable the Funds to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.



                                                           /s/  Dr. Yung Wong
                                                            Dr. Yung Wong

                                POWER OF ATTORNEY

            KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Christine Manna, Anthony Pace and Richard De Sanctis, and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, in any and all capacities, the Registration Statement on Form N-1A, and any Registration Statement on Form N-14, and any and all amendments thereto (including pre-effective amendments) filed by California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Income Fund, Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, New Jersey Daily Municipal Income Fund, Inc., Pax World Money Market Fund, Inc. and Short Term Income Fund, Inc. (the "Funds") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all instruments which such attorney and agent deems necessary or advisable to enable the Funds to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.



                                                        /s/ Edward A. Kuczmarski
                                                        Edward A. Kuczmarski